EXHIBIT 99.1

Hemisphere Media Group Announces New $20 Million Share Repurchase Plan

MIAMI, FL— November 18, 2020-- Hemisphere Media Group, Inc. (NASDAQ:HMTV) ("Hemisphere" or the "Company"), announced today that its Board of Directors has authorized the Company to repurchase its Class A common stock for an aggregate purchase price of up to $20 million. This stock repurchase program is designed to return value to Hemisphere stockholders, and the Company anticipates utilizing this repurchase program opportunistically from time to time as deemed appropriate.

“Today’s share repurchase plan announcement demonstrates the Board and management’s confidence in our long-term prospects and growth opportunities, supported by a rebounding advertising market and our continued strong performance,” said Alan Sokol, Chief Executive Officer of Hemisphere. “We have clearly proven our ability to execute, particularly during these challenging times, and have demonstrated opportunistic capital allocation and robust free cash flow generation.  We are pleased that the Company’s well-capitalized balance sheet provides us the potential to continue returning value to our shareholders over the long-term.”
The new repurchase program may be implemented through open market repurchases or privately negotiated transactions, at management’s discretion, as permitted by securities laws and other legal and contractual requirements, and subject to market and business conditions and other factors. There is no guarantee as to the exact number of shares that will be repurchased under the plan.  The new stock repurchase program does not obligate Hemisphere to acquire any specific amount of common stock and the plan may be suspended or discontinued at any time in the Company's sole discretion, subject to applicable securities laws.
Forward-Looking Statements
Statements in this press release and oral statements made from time to time by representatives of Hemisphere may contain certain statements about Hemisphere and its consolidated subsidiaries that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, the deterioration of general economic conditions, political instability, social unrest, and public health crises, such as the occurrence of a global pandemic like the novel coronavirus, either nationally or in the local markets in which Hemisphere operates, Puerto Rico's uncertain political climate, as well as delays in the disbursement of earmarked federal funds on the local economy and advertising market, the effects of Hurricane Maria and the earthquakes earlier this year in Puerto Rico on Hemisphere's business and the advertising market in Puerto Rico as well as Hemisphere's customers, employees, third-party vendors and suppliers, the effect on affiliate revenue that Hemisphere receives, short and long-term migration shifts in Puerto Rico, Hemisphere's ability to timely and fully recover proceeds under our insurance policies Hemisphere's ability to successfully integrate acquired assets and achieve anticipated synergies, statements relating to Hemisphere's future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the headings "Risk Factors" and "Forward-Looking Statements" in Hemisphere's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC"), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere's actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.
About Hemisphere Media Group, Inc.: Hemisphere Media Group, Inc. (HMTV) is the only publicly traded pure-play U.S. media company targeting the high-growth U.S. Hispanic and Latin American markets with leading television and digital content platforms. Headquartered in Miami, Florida, Hemisphere owns and operates five leading U.S. Hispanic cable networks, two Latin American cable networks, the leading broadcast television network in Puerto Rico, and has ownership interests in a leading broadcast television network in Colombia, a Spanish-language content distribution company, and Pantaya, a Spanish-language OTT service in the U.S.
Source: Hemisphere Media Group, Inc.

Investor Relations Contact
Edelman Financial Communications for Hemisphere Media Group
Danielle O’Brien
917-444-6325
Danielle.obrien@edelman.com

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